UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 7, 2005

Cole Credit Property Trust II, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	333-121094	20-1676382
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2555 East Camelback Road, Suite 400, Phoenix, Arizona		85016
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(602) 778-8700

None
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On December 7, 2005, Cole CV Richland Hills TX, LP, a Delaware limited partnership ("CV Richland Hills"), a wholly-owned subsidiary of Cole Operating Partnership II, LP ("COP II"), the operating partnership of Cole Credit Property Trust II, Inc. (the "Company"), entered into an agreement of purchase and sale (as amended, the "CV Richland Hills Agreement") with Tradewind Associates, LP ("Tradewind"), which is not affiliated with the Company, its advisor or affiliates. Series A, LLC, which is an affiliate of the Company and the Company’s advisor, was the original purchaser under the CV Richland Hills Agreement and assigned its rights and obligations under the CV Richland Hills Agreement to CV Richland Hills prior to acquiring the property. Pursuant to the CV Richland Hills Agreement, CV Richland Hills agreed to purchase all of Tradewind’s interests in an approximately 10,908 square foot single-tenant retail building on an approximately 1.41 acre site located in Richland Hills, TX ("the "CV Richland Hills Property") for a gross purchase price of approximately $3.7 million, exclusive of closing costs. The CV Richland Hills Property was constructed in 1997.

In connection with the CV Richland Hills Agreement, CV Richland Hills paid $150,000 as an earnest money deposit (the "CV Richland Hills Deposit"). On December 8, 2005, CV Richland Hills acquired the CV Richland Hills Property from Tradewind and the CV Richland Hills Deposit was applied to the purchase price. The CV Richland Hills Agreement contains customary representations and warranties and customary indemnification provisions. The information set forth under Item 2.01 of this current report on Form 8-K is hereby incorporated by reference into this Item 1.01.

On December 8, 2005, in connection with the acquisition of the CV Richland Hills Property, CV Richland Hills obtained an approximately $2.93 million loan from Wachovia Bank, National Association (the "Lender") by executing a promissory note (the "CV Richland Hills Loan"). The CV Richland Hills Loan, which is secured by the CV Richland Hills Property, consists of an approximately $2.38 million fixed interest rate tranche (the "CV Richland Hills Fixed Rate Tranche") and an approximately $0.55 million variable interest rate tranche (the "CV Richland Hills Variable Rate Tranche"). The CV Richland Hills Fixed Rate Tranche has a fixed interest rate of 5.52% per annum with monthly interest-only payments and the outstanding principal and interest due on December 11, 2010 (the "CV Richland Hills Maturity Date"). The CV Richland Hills Variable Rate Tranche has a variable interest rate based on the one-month LIBOR rate plus 200 basis points with monthly interest-only payments and the outstanding principal and interest due on March 8, 2006. The CV Richland Hills Loan generally is non-recourse to CV Richland Hills and COP II, but both entities are liable for customary non-recourse carveouts.

The CV Richland Hills Loan may not be prepaid, in whole or in part, except under the following circumstances: (i) full prepayment may be made on any of the three (3) monthly payment dates occurring immediately prior to the CV Richland Hills Maturity Date and (ii) partial prepayments resulting from Lender’s election to apply insurance or condemnation proceeds may be made to reduce the outstanding principal balance of the CV Richland Hills Loan. Notwithstanding the prepayment limitations, CV Richland Hills may sell the CV Richland Hills Property to a buyer that assumes the CV Richland Hills Loan. The transfer shall be subject to the Lender’s approval of the proposed buyer and the payment of the Lender’s costs and expenses associated with the sale of the CV Richland Hills Property.

In the event the CV Richland Hills Loan is not paid off on the CV Richland Hills Maturity Date, the CV Richland Hills Loan includes hyper-amortization provisions. The CV Richland Hills Maturity Date, pursuant to the hyper-amortization provisions, will be extended by twenty (20) years. During such period, Lender will apply 100% of the rents collected to (i) all payments due to Lender under the CV Richland Hills Loan, including any payments to escrows or reserve accounts, (ii) any operating expenses of the CV Richland Hills Property pursuant to an approved annual budget, (iii) any extraordinary expenses, and (iv) any accrued interest under the CV Richland Hills Loan. Any remaining amount will be applied to the reduction of the principal balance of the CV Richland Hills Loan, until paid in full. The interest rate during the hyper-amortization period shall be the greater of (x) the fixed interest rate of 5.52% plus two percent (2.0%) or (y) the Treasury Constant Maturity Yield Index plus two percent (2.0%).

On December 8, 2005, Cole FE Rockford IL, LLC, a Delaware limited liability company ("FE Rockford"), a wholly-owned subsidiary of COP II, entered into an agreement of purchase and sale (as amended, the "FE Rockford Agreement") with The Westmoreland Company, LLC ("Westmoreland"), which is not affiliated with the Company, its advisor or affiliates. Series A, LLC, which is an affiliate of the Company and the Company’s advisor, was the original purchaser under the FE Rockford Agreement and assigned its rights and obligations under the FE Rockford Agreement to FE Rockford prior to acquiring the property. Pursuant to the FE Rockford Agreement, FE Rockford agreed to purchase all of Westmoreland’s interest in an approximately 67,295 square foot single-tenant commercial building on an approximately 8.55 acre site located in Rockford, Illinois ("the "FE Rockford Property") for a gross purchase price of approximately $6.2 million, exclusive of closing costs. The FE Rockford Property was constructed in 1994.

In connection with the FE Rockford Agreement, FE Rockford paid $75,000 as an earnest money deposit (the "FE Rockford Deposit"). On December 9, 2005, FE Rockford acquired the FE Rockford Property from Westmoreland and the FE Rockford Deposit was applied to the purchase price. The FE Rockford Agreement contains customary representations and warranties and customary indemnification provisions. The information set forth under Item 2.01 of this current report on Form 8-K is hereby incorporated by reference into this Item 1.01.

On December 9, 2005, in connection with the acquisition of the FE Rockford Property, FE Rockford obtained an approximately $4.9 million loan from Lender by executing a promissory note (the "FE Rockford Loan"). The FE Rockford Loan, which is secured by the FE Rockford Property, consists of an approximately $4.0 million fixed interest rate tranche (the "FE Rockford Fixed Rate Tranche") and an approximately $0.9 million variable interest rate tranche (the "FE Rockford Variable Rate Tranche"). The FE Rockford Fixed Rate Tranche has a fixed interest rate of 5.61% per annum with monthly interest-only payments and the outstanding principal and interest due on December 11, 2010 (the "FE Rockford Maturity Date"). The FE Rockford Variable Rate Tranche has a variable interest rate based on the one-month LIBOR rate plus 200 basis points with monthly interest-only payments and the outstanding principal and interest due on March 10, 2006. The FE Rockford Loan generally is non-recourse to FE Rockford and COP II, but both entities are liable for customary non-recourse carveouts.

The FE Rockford Loan may not be prepaid, in whole or in part, except under the following circumstances: (i) full prepayment may be made on any of the three (3) monthly payment dates occurring immediately prior to the FE Rockford Maturity Date and (ii) partial prepayments resulting from Lender’s election to apply insurance or condemnation proceeds may be made to reduce the outstanding principal balance of the FE Rockford Loan. Notwithstanding the prepayment limitations, FE Rockford may sell the FE Rockford Property to a buyer that assumes the FE Rockford Loan. The transfer shall be subject to the Lender’s approval of the proposed buyer and the payment of the Lender’s costs and expenses associated with the sale of the FE Rockford Property.

In the event the FE Rockford Loan is not paid off on the FE Rockford Maturity Date, the FE Rockford Loan includes hyper-amortization provisions. The FE Rockford Maturity Date, pursuant to the hyper-amortization provisions, will be extended by twenty (20) years. During such period, Lender will apply 100% of the rents collected to (i) all payments due to Lender under the FE Rockford Loan, including any payments to escrows or reserve accounts, (ii) any operating expenses of the FE Rockford Property pursuant to an approved annual budget, (iii) any extraordinary expenses, and (iv) any accrued interest under the FE Rockford Loan. Any remaining amount will be applied to the reduction of the principal balance of the FE Rockford Loan, until paid in full. The interest rate during the hyper-amortization period shall be the greater of (x) the fixed interest rate of 5.61% plus two percent (2.0%) or (y) the Treasury Constant Maturity Yield Index plus two percent (2.0%).

Item 2.01 Completion of Acquisition or Disposition of Assets.

On December 8, 2005, CV Richland Hills acquired the CV Richland Hills Property from Tradewind. The purchase price of the CV Richland Hills Property was approximately $3.7 million, exclusive of closing costs. The acquisition was funded by net proceeds from the Company’s ongoing public offering and an approximately $2.93 million loan secured by the CV Richland Hills Property. In connection with the acquisition, the Company paid an affiliate of its advisor an acquisition fee of approximately $73,000 and its advisor a finance coordination fee of approximately $24,000. The area surrounding the CV Richland Hills Property within a three-mile radius is shared by single-family residential subdivisions with commercial development. The information set forth under Item 1.01 of this current report on Form 8-K is hereby incorporated by reference into this Item 2.01.

The CV Richland Hills Property is 100% leased to CVS EGL Grapevine N Richland Hills Texas, LP, which is a wholly-owned subsidiary of CVS Corporation ("CVS"), which guarantees the lease. The CV Richland Hills Property is subject to a net lease pursuant to which the tenant is required to pay substantially all operating expenses and capital expenditures in addition to base rent. The annual base rent of $265,249, or $24.32 per square foot, is fixed through the first two years of the lease term, with rental escalations of 2% after the initial two years of the lease term and every five years, over the remaining lease term, which expires August 28, 2017, and all renewal options. The tenant has four options to renew the lease, each for an additional five-year term beginning on August 29, 2017.

CVS operates over 5,000 stores in 36 states. CVS has a Standard & Poor’s credit rating of "A-" and the company’s stock is publicly traded on the New York Stock Exchange under the ticker symbol "CVS."

An affiliate of the Company has the sole and exclusive right to manage, operate, lease and supervise the overall maintenance of the CV Richland Hills Property and will receive a property management fee of 2.0% of the monthly gross revenue from the CV Richland Hills Property. The Company currently has no plans for any renovations, improvements or development of the CV Richland Hills Property. The Company believes the CV Richland Hills Property is adequately insured.

On December 9, 2005, FE Rockford acquired the FE Rockford Property from Westmoreland. The purchase price of the FE Rockford Property was approximately $6.2 million, exclusive of closing costs. The acquisition was funded by net proceeds from the Company’s ongoing public offering and an approximately $4.9 million loan secured by the FE Rockford Property. In connection with the acquisition, the Company paid an affiliate of its advisor an acquisition fee of approximately $109,000 and its advisor a finance coordination fee of approximately $40,000. In addition, an affiliate of the Company's advisor received an acquisition fee of approximately $14,000 from an unaffiliated third party. The area surrounding the FE Rockford Property within a three-mile radius is shared by a trade, processing, and shipping hub of an extensive agricultural region as well as several manufacturing facilities. The information set forth under Item 1.01 of this current report on Form 8-K is hereby incorporated by reference into this Item 2.01.

The FE Rockford Property is 100% leased to FedEx Ground Package System, Inc. ("FDX Ground"), which is a wholly-owned subsidiary of FedEx Corporation ("FDX"). The FE Rockford Property is subject to a net lease pursuant to which the tenant is required to pay substantially all operating expenses and capital expenditures in addition to base rent. The annual base rent of $445,632, or $6.62 per square foot, is fixed through the initial lease term, which expires September 30, 2015. The tenant has two options to renew the lease, each for an additional five-year term beginning on October 1, 2015, with rental escalations of 10% and 5% at the beginning of the first and second lease options, respectively.

FDX Ground specializes in small-package shipping, with 100-percent coverage to every business address in the United States, Canada and Puerto Rico. FDX has a Standard & Poor’s credit rating of "BBB" and the company’s stock is publicly traded on the New York Stock Exchange under the ticker symbol "FDX".

An affiliate of the Company has the sole and exclusive right to manage, operate, lease and supervise the overall maintenance of the FE Rockford Property and will receive a property management fee of 2.0% of the monthly gross revenue from the FE Rockford Property. The Company currently has no plans for any renovations, improvements or development of the FE Rockford Property. The Company believes the FE Rockford Property is adequately insured.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 and Item 2.01 of this current report on Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

Since it is impracticable to provide the required financial statements for the acquired real property described above at the time of this filing, and no financial statements (audited or unaudited) are available at this time, the Company hereby confirms that the required financial statements will be filed on or before February 21, 2006, by amendment to this Form 8-K, which date is within the period allowed to file such an amendment.

(b) Pro Forma Financial Information.

See paragraph (a) above.

(c) Shell Company Transactions

None.

(d) Exhibits

99.1 Press release dated December 13, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cole Credit Property Trust II, Inc.

December 13, 2005	By:	/s/ Blair D. Koblenz

Name: Blair D. Koblenz
Title: Chief Financial Officer and Executive Vice President

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Exhibit Index

Exhibit No.	Description

99.1	Press release dated December 13, 2005.